Pilgrim's Pride Corporation

Financial Results for
Fourth Quarter and Year Ended
December 29, 2013

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Growing Global Corn Stocks Weighing on Prices



US Corn Planted Acres
(Million Acres)
100
95
90
85
80
75
70
65
60
55
50
79.6
75.7
78.9
78.6
80.9
81.8
78.3
93.5
86.0
86.5
88.2
91.9
97.2
95.4
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013



US Corn Yield
(Bushels Per Acre)
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
136.9
138.2
129.3
142.2
160.3
147.9
149.1
150.7
153.9
164.4
152.8
147.2
123.4
158.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Despite a record wet spring in the western corn belt that affected some acres, the 2013/2014 crop is forecasted to be a new record with the second highest yield on record.

Good weather in the Southern US pushed yields to their highest levels since 2009.

Global stocks are forecasted to rebounds close to 2009 levels with both US and SA production expected to reach record levels.

Chicken Production - Placements Lag Eggs Set



19 State Weekly Eggs Set
Thousands
210,000
205,000
200,000
195,000
190,000
185,000
180,000
175,000
170,000
200,571
2013
2014
5 Yr Avg



19 State Weekly Chicks Placed
Thousands
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
163,284
2013
2014
5 Yr Avg

Eggs set for the week ending 2/15 were reported at 200.5 million, up .8% from 2013. The six week average is running 1.5% above last year.

Placements were reported at 163.3 million, slightly lower than last year. The six week average is .4% higher than last year.

Source: USDA-WASDE

Hatchability at Lowest Levels in Six Years



Industry Hatchability
84.5%
84.0%
83.5%
83.0%
82.5%
82.0%
81.5%
81.0%
80.5%
80.0%
Thousands
81.4%
1/4/2014
1/11/2014
1/18/2014
1/25/2014
2/1/2014
2/8/2014
2/15/2014
2/22/2014
3/1/2014
3/8/2014
3/15/2014
3/22/2014
3/29/2014
4/5/2014
4/12/2014
4/19/2014
4/26/2014
5/3/2014
5/10/2014
5/17/2014
5/24/2014
5/31/2014
6/7/2014
6/14/2014
6/21/2014
6/28/2014
7/5/2014
7/12/2014
7/19/2014
7/26/2014
8/2/2014
8/9/2014
8/16/2014
8/23/2014
8/30/2014
9/6/2014
9/13/2014
9/20/2014
9/27/2014
10/4/2014
10/11/2014
10/18/2014
10/25/2014
11/1/2014
11/8/2014
11/15/2014
11/22/2014
11/29/2014
12/6/2014
12/13/2014
12/20/2014
12/27/2014
2012
2013
2014
5 Yr Avg

Source: USDA-WASDE

Pilgrim's

Hatching Layers Remain Relatively Low

Broiler Type Hatching Layers


56,000
55,000
54,000
53,000
52,000
51,000
50,000
49,000
48,000
47,000
46,000
Thousand Head
52,036
50,644
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2012
2013
5 Year Average

Intended Pullet Placements


8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Thousand Head
6,669
6,668
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2012
2013
5 Year Average

Egg Production Per 100 Layers


2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
1,913
1,895
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2012
2013
5 Year Average

Total hatching layers for the month of December were 52 million up 2.75% from 2012. Producers continue to extend the average age of the hens which is affecting egg production and hatchability.

Pullet placements during December were on par with last year. YTD placements are .7% higher than 2012

Source: USDA-WASDE

Hatching Layers Rise on Retaining Hens



January-December Cumulative Pullet Placements
Thousand Head
88,000
86,000
84,000
82,000
80,000
78,000
76,000
85,878
87,391
85,821
83,033
84,987
83,081
81,034
81,572
2006
2007
2008
2009
2010
2011
2012
2013

Pullet placements for 2013 were slightly higher than 2012. The higher total breeding flock was a function of retaining hens longer.

Source: USDA-WASDE

December Cold Storage Levels Corrected Sharply



Chicken Cold Storage
Millions
750
700
650
600
550
500
675
674
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
2012 Total Cold Storage
2013 Total Cold Storage
5 Year Average

Part	Dec-12	Dec-13	% Change
Broilers	14,601	13,790	-5.6%
Hens	1,109	5,955	437.0%
Breast Meat	130,909	109,744	-16.2%
Drumsticks	20,159	27,155	34.7%
Leg Quarters	97,177	130,477	34.3%
Legs	13,933	9,500	-31.8%
Thighs	8,196	8,665	5.7%
Thigh meat	18,657	20,222	8.4%
Wings	68,410	87,972	28.6%
Paws and feet	24,277	23,756	-2.1%
Other	279,014	236,605	-15.2%
Total Chicken	676,442	673,841	-0.4%

Cold storage levels as of Jan 1st were reported at 674 million pounds which is down slightly lower than last year.

Wing and leg quarter inventories dropped sharply in December, driving total levels down 50 million pounds in one month.

Source: USDA-WASDE

Exports Continue Consistent Growth Trend



Annual Chicken Exports (Million Pounds)
Million Pounds
8,050
7,050
6,050
5,050
4,050
3,050
2,050
1,050
50
7,500
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014f

2014 exports are again projected to reach new record levels at 7.5 billion pounds, up 2% from the record level of 2013.

Source: USDA-WASDE

USDA Chicken Prices


USDA Boneless/Skinless Breast NE
215.00
195.00
175.00
155.00
135.00
115.00
95.00
75.00
Cents/Lb
124.99
2012
2013
2014
5 Year Average


USDA Whole Broiler
125.00
115.00
105.00
95.00
85.00
75.00
65.00
Cents/Lb
91.58


USDA Leg Quarters NE
60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Cents/Lb
41.94
2012
2013
2014
5 Year Average


USDA Whole Wings NE
230.00
210.00
190.00
170.00
150.00
130.00
110.00
90.00
70.00
50.00
Cents/Lb
128.48
2012
2013
2014
5 Year Average

Source: USDA-WASDE

Fourth Quarter 2013 Financial Results

Main Indicators ($M)	4Q 13	4Q 12	YTD 13	YTD 12
Net Revenue	2,047.3	2,189.7	8,411.1	8,121.4
Gross Profit	207.9	75.5	845.4	435.8
SG&A	49.0	45.6	180.9	177.0
Net Interest	18.2	26.0	84.9	103.5
Net Income	143.4	22.8	549.6	174.2
Net Income Per Share (Diluted)	0.55	0.09	2.12	0.70
EBITDA*	196.5	64.4	800.4	393.9
EBITDA Margin	9.6%	2.9%	9.5%	4.9%

*EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see appendix for definition of EBITDA and reconciliation to GAAP.

- Even with an extra week in 2012, we showed a third straight year of significant sales growth, both domestically and internationally.
- We had a strong quarter in the US, while Mexico showed signs of recovery.
- Prices continue to show strength in the chicken markets.
- Interest costs reduced due to higher cash generation and Term Loan renegotiation.

Source: PPC

Evolution of Net Debt



Net Debt ($MM)
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$1,424,166
$1,096,576
$307,125
2011
2012
2013

Note: Net Debt is a non-GAAP measure considered useful by management. See appendix for reconciliation to US GAAP.

Source: PPC

Fourth Quarter 2013 Liquidity

Sources of Liquidity 2013	Facility Amount				Amount Outstanding				Amount Available			
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Cash and cash equivalents									43.6	78.2	330.3	508.2
Short-term investments in available-for-sale securities									-	-	-	96.9
Borrowing arrangements:												
U.S. Credit Facility	700	700.0	700.0	695.4	85.0	-	-	-	577.7	670.4	670.4	665.8
Mexico Credit Facility (in USD)	45.2	43.1	42.4	42.7	-	-	-	-	45.2	43.1	42.4	42.7
Total Availability:									666.5	791.7	1,043.1	1,313.6

- Liquidity continued to strengthen as we improved our cash position over the course of the year.
- Immediately after year end we repaid the Term B-1 in full, and expect our cash flow sweep to take out the Term B-2 without any make-whole or penalties.

Fourth Quarter 2013 Capital Spending



Capex (US$MM)
136
17
21
25
28
90
26
23
27
39
115
2011 Total
Q1
Q2
Q3
Q4
2012 Total
Q1
Q2
Q3
Q4
2013 Total

Source: PPC

Evolution of Cost Improvements Over 2010 Baseline



Target for 2014:
$220 MM
$132 MM
$210 MM
$300 MM
Cumulative Improvement from 2010 - 2013: $642 MM
Baseline Year
2010
2011
2012
2013
2014

Source: PPC

Revenue Drivers


2004 Revenue Share by Part
Leg Quarters 15%
Skin and Bone 2%
Wings 17%
Tenders 13%
Breast Meat 53%


2013 Revenue Share by Part
Wings 19%
Skin and Bone 3%
Breast Meat 43%
Leg Quarters 25%
Tenders 10%

- Breast meat represents less value of the total cutout as export market growth has driven the value of leg quarters higher.

Source: USDA & PPC

IR Contact

Investor Relations:	**Rosemary Geelan**
E-mail:	**rosemary.geelan@pilgrims.com**
Phone:	**+1 (970) 506-8192**
Address:	**1770 Promontory Circle Greeley, CO 80634 USA**
Website:	**www.pilgrims.com**

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

(UNAUDITED)	Thirteen Weeks Ended December 29, 2013	Fourteen Weeks Ended December 30, 2012	Fifty-Two Weeks Ended December 29, 2013	Fifty-Three Weeks Ended December 30, 2012
	(In thousands)		(In thousands)	
Net income from continuing operations	$ 143,670	$ 22,350	$ 549,713	$ 174,042
Add:				
Interest expense, net	18,176	25,985	84,881	103,529
Income tax expense (benefit)	11	(20,325)	24,227	(20,980)
Depreciation and amortization	36,670	39,088	150,523	147,414
Asset impairments	-	-	361	-
Minus:				
Amortization of capitalized financing costs	2,069	2,658	9,307	10,063
EBITDA	196,458	64,440	800,398	393,942
Add:				
Restructuring charges	1,039	2,528	5,661	8,449
Minus:				
Net income (loss) attributable to noncontrolling interest	319	(423)	158	(192)
Adjusted EBITDA	$ 197,178	$ 67,391	$ 805,901	$ 402,583

Source: PPC

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended December 29, 2013 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 29, 2013.

(UNAUDITED)	Thirteen Weeks Ended March 31, 2013	Thirteen Weeks Ended June 30, 2013	Thirteen Weeks Ended September 29, 2013	Thirteen Weeks Ended December 29, 2013	LTM Ended December 29, 2013
			(In thousands)		
Net income from continuing operations	$ 54,228	$ 190,791	$ 161,024	$ 143,670	$ 549,713
Add:					
Interest expense, net	24,605	22,258	19,842	18,176	$ 84,881
Income tax expense (benefit)	2,754	15,884	5,578	11	$ 24,227
Depreciation and amortization	37,790	38,149	37,914	36,670	$ 150,523
Asset impairments			361	-	$ 361
Minus:					
Amortization of capitalized financing costs	2,516	2,518	2,204	2,069	$ 9,307
EBITDA	116,861	264,564	222,515	196,458	800,398
Add:					
Restructuring charges	484	480	3,658	1,039	$ 5,661
Minus:					
Net income (loss) attributable to noncontrolling interest	(354)	86	107	319	$ 158
Adjusted EBITDA	$ 117,699	$ 264,958	$ 226,066	$ 197,178	$ 805,901

Source: PPC

Appendix: Reconciliation of EBITDA Margin

(UNAUDITED)	Thirteen Weeks Ended December 29, 2013	Fourteen Weeks Ended December 30, 2012	Fifty-Two Weeks Ended December 29, 2013	Fifty-Three Weeks Ended December 30, 2012	Thirteen Weeks Ended December 29, 2013	Fourteen Weeks Ended December 30, 2012	Fifty-Two Weeks Ended December 29, 2013	Fifty-Three Weeks Ended December 30, 2012
	(In thousands)		(In thousands)		(In thousands)		(In thousands)	
Net income from continuing operations	$ 143,670	$ 22,350	$ 549,713	$ 174,042	7.02%	1.02%	6.54%	2.14%
Add:								
Interest expense, net	18,176	25,985	84,881	103,529	0.89%	1.19%	1.01%	1.27%
Income tax expense (benefit)	11	(20,325)	24,227	(20,980)	0.00%	-0.93%	0.29%	-0.26%
Depreciation and amortization	36,670	39,088	150,523	147,414	1.79%	1.79%	1.79%	1.82%
Asset impairments	-	-	361	-	0.00%	0.00%	0.00%	0.00%
Minus:								
Amortization of capitalized financing costs	2,069	2,658	9,307	10,063	0.10%	0.12%	0.11%	0.12%
EBITDA	196,458	64,440	800,398	393,942	9.60%	2.94%	9.52%	4.85%
Add:								
Restructuring charges	1,039	2,528	5,661	8,449	0.05%	0.12%	0.07%	0.10%
Minus:								
Net income (loss) attributable to noncontrolling interest	319	(423)	158	(192)	0.02%	-0.02%	0.00%	0.00%
Adjusted EBITDA	$ 197,178	$ 67,391	$ 805,901	$ 402,583	9.63%	3.08%	9.58%	4.96%
Net Revenue:	*$ 2,047,285*	*$ 2,189,661*	*$ 8,411,148*	*$ 8,121,382*	*$ 2,047,285*	*$ 2,189,661*	*$ 8,411,148*	*$ 8,121,382*

Source: PPC

Appendix: Net Debt Reconciliation

Note: Net debt is defined as total long term debt, less current maturities, plus current maturities of long term debt minus cash and cash equivalents and available for sale securities. Net debt is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows:

PILGRIM'S PRIDE CORPORATION
Reconciliation of Net Debt
(UNAUDITED)

	2011	2012	2013
		(in Thousands)	
Long term debt, less current maturities	$ 1,458,001	$ 1,148,870	$ 501,999
Add: Current maturities of long term debt	15,611	15,886	410,234
Minus: Cash and cash equivalents	49,289	68,180	508,206
Minus: Available-for-sale Securities	157	-	96,902
Net debt	$ 1,424,166	$ 1,096,576	$ 307,125

Source: PPC